                                                                    Exhibit (24)

                             FIRST UNION CORPORATION
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor, Anthony R. Augliera, and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable under the Corporation's Dividend Reinvestment and Stock Purchase Plan, and to sign any and all amendments to such Registration Statements.

                  Signature                                 Capacity
                  ---------                                 --------
            /S/ EDWARD E. CRUTCHFIELD               Chairman and Director
            -------------------------
            EDWARD E. CRUTCHFIELD

            /s/ G. KENNEDY THOMPSON                 President and Chief Executive Officer and Director
            -----------------------
            G. KENNEDY THOMPSON

            /s/ ROBERT P.  KELLY                    Executive Vice President and Chief Financial Officer
            --------------------
            ROBERT P. KELLY

            /s/ JAMES H. HATCH                      Senior Vice President and Corporate Controller
            ------------------                        (Principal Accounting Officer)
            JAMES H. HATCH

            /s/ EDWARD E. BARR                      Director
            ------------------
            EDWARD E. BARR

            /s/ G. ALEX BERNHARDT                   Director
            ---------------------
            G. ALEX BERNHARDT

            /s/ ERSKINE B. BOWLES                   Director
            ---------------------
            ERSKINE B. BOWLES

                                                    Director
            --------------------
            W. WALDO BRADLEY

            /s/ ROBERT J. BROWN                     Director
            -------------------
            ROBERT J. BROWN

            ________________                        Director
            A. DANO DAVIS

            /s/ NORWOOD H. DAVIS, JR.               Director
            -------------------------
            NORWOOD H. DAVIS, JR.

            /s/ B. F. DOLAN                         Director
            ---------------
            B. F. DOLAN

            /s/ RODDEY DOWD, SR.                    Director
            --------------------
            RODDEY DOWD, SR.

            /s/ WILLIAM H. GOODWIN, JR.             Director
            ---------------------------
            WILLIAM H. GOODWIN, JR.

            /s/ FRANK M. HENRY                      Director
            ------------------
            FRANK M. HENRY

            /s/ ERNEST E. JONES                     Director
            -------------------
            ERNEST E. JONES

            /s/ HERBERT LOTMAN                      Director
            ------------------
            HERBERT LOTMAN

            /s/ RADFORD D. LOVETT                   Director
            ---------------------
            RADFORD D. LOVETT

            /s/ MACKEY J. MCDONALD                  Director
            ----------------------
            MACKEY J. MCDONALD

            /s/ PATRICIA A. MCFATE                  Director
            ----------------------
            PATRICIA A. MCFATE

            /s/ JOSEPH NEUBAUER                     Director
            -------------------
            JOSEPH NEUBAUER

            ____________________                    Director
            JAMES M. SEABROOK

            /s/ RUTH G. SHAW                        Director
            ----------------
            RUTH G. SHAW

            /s/ LANTY L. SMITH                      Director
            ------------------
            LANTY L. SMITH


Dated: December 19, 2000
Charlotte, North Carolina